UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                -----------------
                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 ----------------
         Date of Report (Date of earliest event reported): July 21, 2006

                         East Penn Financial Corporation
                                 ----------------
             (Exact name of registrant as specified in its charter)


        Pennsylvania                  0-50330                 65-1172823
----------------------------     -----------------         ------------------
(State or other jurisdiction      (Commission File           (IRS Employer
      of incorporation)                Number)             Identification No.)


731 Chestnut Street, P.O. Box 869, Emmaus, PA                 18049
---------------------------------------------        --------------------------
   (Address of principal executive offices)                 (Zip Code)


                                 (610) 965-5959
                                 ---------------
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           CURRENT REPORT ON FORM 8-K

ITEM 1.01.  Entry into a Material Definitive Agreement

      By agreements dated July 21, 2006, East Penn Bank (the "Bank"), the Registrant's wholly-owned subsidiary, and Brent L. Peters amended (1) Mr. Peters' employment agreement dated as of April 12, 2001 (the "Employment Amendment") and (2) Mr. Peters' Supplemental Executive Retirement Plan Agreement dated as of May 31, 2001 (the "SERP Amendment"). The Employment Amendment and SERP Amendment each provide for gross up payments to Mr. Peters, for any payments to Mr. Peters and to comply with Section 409A of the Internal Revenue Code ("Section 409A") and for revision of the definitions disability and change of control to comply with Section 409A. Further, the Employment Amendment and SERP Amendment each expands the definition of change of control to include a change of control in the Registrant.

      The foregoing description is qualified in its entirety to the full text of the Employment Amendment and SERP Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2.



Item 9.01   Financial Statements and Exhibits
---------   ---------------------------------
 (a)        Not applicable.
 (b)        Not applicable.
 (c)        Not applicable.
 (d)        Exhibits.

      Exhibit 10.1. Amendment to the Employment Agreement for Brent L. Peters dated as of July 21, 2006

      Exhibit 10.2. Amendment to East Penn Bank Supplemental Executive Retirement Plan Agreement for Brent L. Peters dated as of July 21, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          EAST PENN FINANCIAL CORPORATION
                                          (Registrant)


Dated: August 1, 2006                     /s/ Brent L. Peters
                                          -------------------------------------
                                          Brent L. Peters
                                          President and Chief Executive Officer

                                  EXHIBIT INDEX

      Exhibit 10.1. Amendment to the Employment Agreement for Brent L. Peters dated as of July 21, 2006

      Exhibit 10.2. Amendment to East Penn Bank Supplemental Executive Retirement Plan Agreement for Brent L. Peters dated as of July 21, 2006